FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

~~November 9, 2004~~ October 21, 2005

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855

86-0564171

(Commission File

        (I.R.S. Employer

Number)

      Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 1.01 Entry into a Material Definitive Agreement

Common stock bonuses in the amounts listed below were issued under the ILX Resorts Incorporated Stock Bonus Plan (“Plan”) on October 21, 2005.  The Plan was approved by shareholders at the Company’s Annual Meeting and previously filed in an 8-K on June 28, 2005.

Nancy J. Stone	President and Director	500
Joseph P. Martori, II	Executive Vice President and Director	375
Edward S. Zielinski	Executive Vice President and Director	375
Margaret M. Eardley	Executive Vice President and Chief Financial Officer	375
Thomas F. Dunlap	Executive Vice President	250

Common stock bonuses in the aggregate amount of one thousand six hundred twenty five (1,625) shares were also granted to non-executive officers and other employees.  All of the shares vest on January 15, 2006.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  October 21, 2005

/s/ Nancy J. Stone

Nancy J. Stone

            President